EXHIBIT A.6 - STOCK PURCHASE AGREEMENT BETWEEN INCOMNET, INC. AND NORA KENNER HOFFBERG

    THIS STOCK PURCHASE AGREEMENT ("Agreement") is entered into as of April 25, 1997, by and among Nora Kenner Hoffberg, an individual ("Seller"), California Interactive Computing, Inc., a California corporation (the "Company"), and Incomnet, Inc., a California corporation ("Purchaser").

                                   R E C I T A L S

A. The Seller is the record owner of 500 shares of the outstanding shares of the capital stock, par value $0.10 per share, of the Company (the "Stock").

    B. The parties hereto wish to provide for the sale of the Stock by the Seller to the Purchaser pursuant to the terms and subject to the conditions of this Agreement.

SECTION 1.   SALE AND PURCHASE

    1.1 SALE AND PURCHASE OF STOCK. Subject to the terms and conditions of this Agreement, the Seller shall sell, transfer, assign and deliver to Purchaser, and Purchaser shall purchase from the Seller, Five Hundred (500) shares of Stock.

    1.2 PURCHASE PRICE. As consideration for the sale by the Seller of its shares of Stock to Purchaser on the Closing Date (as defined in Section 2.1 of this Agreement), Purchaser shall pay a total purchase price of $9,950.

SECTION 2.   CLOSING

    2.1 ESCROW. Prior to closing, all documents and Consideration related to this transaction shall be deposited in an Escrow Account handled by Mark J. Richardson (the "Escrow Agent"), who will act as an escrow agent pursuant to the terms of an Escrow Agreement with both the Purchaser and Seller.

    2.2 TIME AND PLACE. The closing of the transactions contemplated by this Agreement (the "Closing") shall be held at the offices of the Company in Valencia, California, at 1:00 p.m on or before April 25, 1997, or at such other place, time or date (the "Closing Date") as the parties hereto may agree.

    2.3  PROCEDURES AT CLOSING.  The following shall take place at the
Closing:

    (a) The Escrow Agent shall deliver to the Purchaser a notice that he holds the certificates representing the shares of Stock being sold by the Seller pursuant to this Agreement, with appropriate stock power(s) attached and endorsed in blank.

    (b)  The Escrow Agent shall deliver to the Seller a check for $19,900.

SECTION 3. INDEMNIFICATION AND WARRANTIES OF THE SELLER ASSOCIATED WITH THE COMPANY

   3.1 INTANGIBLE PROPERTY. The Seller warrants that he has (i) no financial, business or contractual relationship or arrangement with the Company nor (ii) any direct or indirect interest in any property, asset or right which is owned or used by the Company, except as described in the Employment Agreement Between California Interactive Computing, Inc. and Jerry
C. Buckley, attached as Exhibit D.

   3.2 OBLIGATIONS. The Seller warrants that Company has no debt, liability or other obligation (whether absolute, accrued, contingent or otherwise), to the Seller, other than the debt that has been assumed by the Purchaser as described in Section 1.2 (b).

    3.3 CLAIMS TO TANGIBLE PERSONAL PROPERTY. The Seller warrants that he has no claims to ownership of the tangible personal property of the Company, including any computer hardware, software, accessories and any items of furniture or fixtures or other materials that are created, used or owned by the Company in the conduct of its business.

    3.4 CLAIMS TO TRADEMARKS AND TRADENAMES. The Seller warrants that (i) he has no claims to use any trademark, service mark, trade name or copyright which is presently being used by the Company, and (ii) he will not use any trademark, service mark, trade name, copyright or patent that is owned, used or claimed by the Company without the express written permission of the Company.

    3.5 INDEMNIFICATION FROM LITIGATION. Upon the Closing of this transaction, the Seller (i) agrees to indemnify and hold harmless the Company and any of its former and present officers, other shareholders, directors and employees for any actions, real or imagined, taken by these individuals prior to the Close of this transaction that may have had, in the opinion of the Seller, any adverse impact in any manner upon the Seller, whether real or perceived, and (ii) willingly and knowingly agrees that the payment from the Purchaser at the Closing of this transaction resolves any claim or potential claim, action, suit, proceeding, dispute, litigation or complaint by the Seller against the Company or any of the present or former directors, officers, other shareholders and employees of the Company and (iii) gives up the right to initiate any action, suit, proceeding, dispute, litigation, claim or complaint before any court, tribunal, governmental body, governmental agency or arbitrator against the Company or any of the present or former directors, officers, other shareholders and employees of the Company for actions taken by the Company or any of the present or former directors, officers and employees of the Company prior to the Closing of this transaction.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE SELLER ASSOCIATED WITH THE SALE TO THE PURCHASER

     4.1 OWNERSHIP OF SHARES. The Seller represents and warrants that (a) she owns Five Hundred (500) shares of Stock and does not own any other securities or other assets of the Company, that (b) he has, and shall transfer to the Purchaser at the Closing, good and valid title to all of such shares free and clear of any liens, pledges, security interests, adverse claims, equities, options, proxies, charges, encumbrances or restrictions (other than the restrictions set forth in the Company's Articles of Incorporation).

     4.2 POWER AND AUTHORITY; BINDING NATURE OF AGREEMENT.

         (a) The Seller represents and warrants that he has full power and authority to enter into this Agreement and to perform its obligations hereunder, and that the execution, delivery and performance of this Agreement by him has been duly authorized by all necessary action on its part.

         (b) The Seller represents and warrants that, assuming that this Agreement is a valid and binding obligation of each of the other parties hereto, this Agreement is a valid and binding obligation of the Seller.

4.3 LITIGATION. The Seller represents and warrants that there is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending or, to the best of the knowledge of the Seller, threatened against the Seller which challenges or would challenge any of the actions required to be taken by the Seller under this Agreement.

    4.4 NON-CONTRAVENTION. The Seller represents and warrants that neither the execution and delivery of this Agreement nor the performance hereof (including the sale of shares of Stock being sold by or on behalf of the Seller pursuant hereto) (i) will result in any violation or breach of any agreement or other instrument to which the Seller is a party or by which the Seller is a party or by which the Seller or any of the shares of Stock owned (beneficially or of record) by the Seller is bound, or (ii) will result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which the Seller or any of such shares of Stock is subject.

    4.5 APPROVALS. The Seller represents and warrants that no authorization, consent or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by the Seller in connection with the execution and delivery of this Agreement or the performance hereof (including the sale of the shares of Stock being sold by or on behalf of the Seller pursuant hereto).

    4.6 BROKERS. The Seller represents and warrants that he has not agreed to pay any brokerage fees, finder's fees or other fees or commissions with respect to the transactions contemplated by this Agreement, and, to the best of the knowledge of the Seller, no person is entitled, or intends to claim that it is entitled, to receive any such fees or commissions in connection with such transactions.

    4.7 REPRESENTATIONS TRUE ON CLOSING DATE. The Seller represents and warrants that the representations and warranties of the Seller set forth in this Agreement are true and correct on the date hereof, and will be true and correct on the Closing Date as though such representations and warranties were made as of the Closing Date.


SECTION 5.    REPRESENTATIONS AND WARRANTIES OF PURCHASER

    Purchaser represents and warrants to the Seller as follows:

    5.1 NON-DISTRIBUTIVE INTENT. The shares of Stock being purchased by Purchaser pursuant to this Agreement are not being acquired by Purchaser with a view to the public distribution of them.

    5.2 NON-CONTRAVENTION. Neither the execution and delivery of this Agreement or the Promissory Note nor the performance hereof or thereof (i) will result in any violation or breach of any agreement or other instrument to which Purchaser is a party or by which Purchaser is bound, or (ii) will result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which Purchaser is subject.

    5.3 AUTHORIZATION; BINDING NATURE OF AGREEMENT. Purchaser has all necessary power and authority to enter into and perform its obligations under this Agreement and the Promissory Note. The execution, delivery and performance of this Agreement and the Promissory Note on behalf of Purchaser have been duly authorized by all necessary action on the part of Purchaser and its officers, directors and shareholders. Assuming that this Agreement is a valid and binding obligation of each of the other parties hereto, (i) this Agreement is a valid and binding obligation of Purchaser, and (ii) the Promissory Note will be a valid and binding obligation of Purchaser as of the Closing Date.

    5.4 APPROVALS. No authorization, consent or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by Purchaser in connection with the execution, delivery or performance of this Agreement or the Promissory Note.

    5.5 BROKERS. Purchaser has not agreed to pay any brokerage fees, finder's fees or other fees or commissions with respect to the transactions contemplated by this Agreement, and, to the best of Purchaser's knowledge, no person is entitled, or intends to claim that it is entitled, to receive any such fees or commissions in connection with such transactions.

    5.6 REPRESENTATIONS TRUE ON CLOSING DATE. The representations and warranties of Purchaser set forth in this Agreement are true and correct on the date hereof, and will be true and correct on the Closing Date as though such representations and warranties were made as of the Closing Date.

SECTION 6.    PRE-CLOSING COVENANTS RELATING TO THE COMPANY

         The Seller acknowledges that the Closing of this transaction is dependent upon the Company continuing to operate in the manner described below in Sections 6.1 through 6.9 and that the Purchaser has the full right to void this transaction if the Company does not operate in the manner as set forth below in Sections 6.1 through 6.9 of this Agreement. Accordingly, as a condition to the Purchaser's obligation to close any of the transactions contemplated by this Agreement, between the date of this Agreement and the Closing Date:

    6.1 CONDUCT OF BUSINESS. The Company shall carry on its business in the same manner as such business has been conducted prior to the date of this Agreement. Without limiting the generality of the foregoing, the Company shall not do, and shall ensure that none of its subsidiaries is permitted to do, any of the following without the prior written consent of Purchaser:

         (a) declare, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock, or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities;

         (b) sell or otherwise issue any shares of capital stock or any other securities;

         (c) amend its articles of incorporation, bylaws or other charter or organizational documents, or effect or become a party to any merger, recapitalization, reclassification of shares, stock split, reverse stock split, reorganization or similar transaction;

         (d) form any new subsidiary or acquire any equity interest or other interest in any other entity;

         (e) purchase or otherwise acquire any assets, or lease any assets from any other person, except in the ordinary course of business consistent with past practice;

         (f) make any capital expenditure (i) outside the ordinary course of business, (ii) inconsistent with past practice, (iii) in an amount exceeding three thousand dollars ($3,000), or (iv) in an amount which would cause the total amount of the capital expenditures made by the Company between the date of this Agreement and the Closing Date to exceed ten thousand dollars ($10,000);

         (g) sell or otherwise transfer any assets to any other person, except in the ordinary course of business consistent with past practice and at a price equal to the fair market value of the assets transferred;

         (h) lease any assets to any other person, except in the ordinary course of business consistent with past practice and at rental rate equal to the fair value of the assets leased;

         (i) mortgage, pledge, hypothecate or otherwise encumber any assets, except in the ordinary course of business consistent with past practice;

         (j) enter into any contract or incur any debt, liability or other obligation (whether absolute, accrued, contingent or otherwise), except for
    (i) contracts that are entered into in the ordinary course of business consistent with past practice and that have terms of less than six months and do not contemplate payments by or to the Company which will exceed, over the term of the contract, three thousand dollars ($3,000) in the aggregate, and (ii) current liabilities incurred in the ordinary course of business consistent with past practice;

         (k) make any loan or advance to any other person, except for advances that are made to customers in the ordinary course of business consistent with past practice and that are properly reflected as "accounts receivables";

         (l) pay any bonus to, or increase the amount of the salary, fringe benefits or other compensation or remuneration payable to, any of the directors or officers of the Company;

         (m) amend or terminate any contract or other instrument to which the Company is a party or by which the Company or any of its assets is bound, except in the ordinary course of business consistent with past practice;

         (n) take any action that would result in a violation or breach of, or a default under, any contract or other instrument to which the Company is a party or by which the Company or any of its assets is bound;

         (o) discharge any lien or discharge or pay any indebtedness, liability or other obligation, except for current liabilities that (i) are reflected on December 31, 1996 Balance Sheet or have been incurred since December 31, 1996 in the ordinary course of business consistent with past practice, and (ii) are to be discharged or paid in the ordinary course of business consistent with past practice;

         (p) forgive any debt or otherwise release or waive any right or claim, except in the ordinary course of business consistent with past practice;

         (q) change its methods of accounting or accounting practices in any respect;

         (r) enter into any other transaction outside the ordinary course of business or inconsistent with past practice;

         (s) take any action that would cause any of the Company's representations and warranties set forth in this Agreement to become untrue or incorrect; or

         (t) agree or commit (orally or in writing) to do any of the things described in clauses (a) through (s) of this Section 6.1.

    6.2 EMPLOYEES. The Company shall use its best efforts to keep available to the Company all of its current employees.

    6.3 BUSINESS RELATIONSHIPS. The Company shall use its best efforts to preserve the current relationships of the Company with customers, carriers and all other users and suppliers of goods or services and with all other persons having business relationships with the Company.

    6.4 INSURANCE. The Company shall keep in full force all of the insurance policies referred in Section 3.12 of this Agreement.

    6.5 ACCESS. The Company shall provide Purchaser and Purchaser's employees, attorneys, accountants and other representatives full and complete access to all properties and records of the Company, and shall arrange for its certified public accountants to make available to Purchaser copies of all working papers relating to the Existing Financial Statements and to the financial statements referred to in Section 6.7 of this Agreement.

    6.6 OBLIGATION TO UPDATE DISCLOSURE. The Company shall promptly disclose to Purchaser in writing any facts or circumstances arising after the date hereof that would have been required to be disclosed to the Purchaser pursuant to this Agreement if such facts or circumstances had existed as of the date hereof.

    6.7 AUDITED FINANCIAL STATEMENTS. On or before April 11, 1997, the Company shall deliver to Purchaser the following financial statements: (i) the unaudited balance sheet of the Company as of March 31, 1997, (ii) the unaudited statements of income and retained earnings, stockholders' equity and changes in financial position of the Company for the six months ended December 31, 1996; (iii) the audited balance sheet of the Company as of June 30, 1996; (iv) the audited statements of income and retained earnings, stockholders' equity and changes in financial position of the Company for the fiscal year ending June 30, 1996; and (v) supporting and supplemental schedules. Said financial statements shall be accompanied by an unqualified opinion of the Company's independent certified public accountants to the effect that said financial statements: (i) present fairly in the opinion of management the financial position of the Company as of June 30, 1996 and December 31, 1996 and the results of operations and changes in financial position of the Company for the fiscal year ended June 30, 1996 and the six months ended December 31, 1996; and (ii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period covered thereby.

    6.8 COOPERATION. The Company shall cooperate fully with the Seller and Purchaser for the purpose of attempting to ensure the consummation of the transactions contemplated hereby.

    6.9 CONDITIONS. In addition to its other obligations hereunder, the Company shall use its best efforts to cause the conditions set forth in Sections 9.1 through 9.8 to be satisfied on a timely basis. The Company shall promptly inform Purchaser if the Company believes or has any reason to believe that any of the conditions set forth in Section 9 might not be satisfied in a timely manner on or before the Closing Date.

SECTION 7.    PRE-CLOSING COVENANTS OF THE SELLER

         Between the date hereof and the Closing Date:

    7.1 COOPERATION. The Seller shall cooperate fully with the Company and the Purchaser for the purpose of attempting to ensure the consummation of the transactions contemplated hereby.

    7.2 CONDITIONS. In addition to its other obligations hereunder, the Seller shall use his best efforts to cause the conditions set forth in
Section 9 to be satisfied on a timely basis. The Seller shall promptly inform Purchaser if it believes or has any reason to believe that any of the conditions set forth in Section 9 might not be satisfied on a timely basis on or before the Closing Date.

SECTION 8.    PRE-CLOSING COVENANT OF PURCHASER

         Between the date of this Agreement and the Closing Date: (a) Purchaser shall use its best efforts to cause the conditions set forth in Sections 10.1 and 10.3 to be satisfied on a timely basis, and (b) Purchaser shall promptly inform the Seller if Purchaser believes or has any reason to believe that any of the conditions set forth in Section 10 might not be satisfied on a timely basis on or before the Closing Date.

SECTION 9.    CONDITIONS TO OBLIGATION OF PURCHASER TO CLOSE

         The obligation of Purchaser to consummate the transactions that are to be consummated at the Closing is subject to the satisfaction, on or before the Closing Date, of the following conditions (any of which may be waived by Purchaser in whole or in part):

    9.1 ACQUISITION OF OTHER SHARES. The Purchaser shall have acquired or shall acquire on the Closing Date 100% of the issued and outstanding capital stock of the Company, including the shares of Stock subject to this Agreement.

    9.2 RESIGNATIONS OF CERTAIN DIRECTORS. Such directors of the Company as Purchaser shall have specified in writing shall have submitted their resignations (to be effective as of the Closing) from the Board of Directors of the Company. The directors of the Company shall have duly appointed (effective as of the Closing) such other persons as Purchaser shall have designated to fill the vacancies on the Company's Board of Directors. The Seller shall be appointed to be a member of the Company's Board of Directors on the Closing Date.

    9.3 REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company set forth in this Agreement, and each of the representations and warranties of the Seller set forth in this Agreement, shall have been true and correct in all material respects on the date of this Agreement, and shall be true and correct in all material respects on the Closing Date as though such representations and warranties were made as of the Closing Date. In addition, the Purchaser shall have verified to its satisfaction that (a) the Company's total revenues for the fiscal year ended June 30, 1996 were at least $2.5 million, (b) the Company has no long term debts other than the loans from the Seller and Ralph Flygare which aggregate approximately $450,000, (c) the Company has no short term debts which are inconsistent with its earnings and revenues, (d) the Company has good, valid and unencumbered title to all of the software which it represents to own, (e) the Company has no pending or threatened litigation or claims against it and no liabilities other than those disclosed in its financial statements, (f) the Company has a stable base of customers with a minimum of 80% having no plans to switch to a new software provider, and (g) that the Company's software performs as it represents, and to the satisfaction of its customers.

    9.4 PERFORMANCE. The Seller shall have tendered to Purchaser all of its shares of Stock, and the Company and the Seller shall have duly complied with and performed, in all material respects, all other agreements, covenants and obligations required by this Agreement to be complied with or performed by them on or before the Closing Date.

    9.5 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings of the Company and the Seller relating to the transactions contemplated by this Agreement, and all instruments and other documents incident to such transactions, shall be reasonably satisfactory in form and substance to Purchaser, and Purchaser shall have received copies of such instruments and other documents (including certified copies of corporate resolutions and "good standing" certificates) as it may reasonably request.

    9.6 RETENTION OF GENERAL MANAGER. Prior to the Closing Date, Eric Hoffberg agrees with the Company and the Purchaser to serve as the General Manager of the Company for at least 12 months after the Closing Date.

    9.7 VICE PRESIDENT OF SALES AND MARKETING. Prior to the Closing Date, Michael Ewing agrees to serve as the Company's Vice-President of Sales and Marketing for at least 12 months after the Closing Date, reporting to Mr. Eric Hoffberg.

    9.8 FINAL APPROVAL OF BOARD OF DIRECTORS. The Purchaser's Board of Directors adopts a resolution giving final approval to this Agreement and the transactions contemplated by this Agreement.

SECTION 10.   CONDITIONS TO OBLIGATIONS OF SELLER TO CLOSE

         The obligations of the Seller to consummate the transactions that are to be consummated at the Closing are subject to the satisfaction, on or before the Closing Date, of the following conditions (any of which may be waived by the Seller in whole or in part):

    10.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser set forth in this Agreement shall have been true and correct in all material respects on the date of this Agreement, and shall be true and correct in all material respects on the Closing Date as though such representations and warranties were made as of the Closing Date.

    10.2 PERFORMANCE. Purchaser shall have duly complied with and performed, in all material respects, all agreements and obligations required by this Agreement to be complied with or performed by Purchaser on or before the Closing Date.

    10.3 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings of Purchaser relating to the transactions contemplated by this Agreement and all instruments and other documents incident to such transactions, shall be reasonably satisfactory in form and substance to the Seller, and the Seller shall have received copies of such instruments and other documents as it may reasonably request.

SECTION 11.   TERMINATION OF AGREEMENT

         This Agreement and the transactions contemplated hereby may be terminated and abandoned at any time before the Closing:

         (a)  by the unanimous consent of the parties hereto;

         (b) by the Seller, if there has been a material breach by Purchaser of any of the representations, warranties, covenants or obligations of Purchaser set forth herein;

         (c) by Purchaser, if there has been a material breach by the Company, or the Seller of any of the representations, warranties, covenants or obligations of the Company or the Seller set forth herein; or

         (d) if the Closing shall not have taken place by 4:00 p.m. on June 1, 1997 (or such later time or date as the parties hereto may agree), (i) by Purchaser for any reason, unless the failure of the Closing to take place by such time is attributable to the failure of Purchaser to perform its obligations hereunder, or
              (ii) by the Seller for any reason, unless the failure of the Closing to take place by such time is attributable to the failure of the Seller to perform its obligations hereunder.

SECTION 12.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

              The representations and warranties of each party hereto, (including the representations and warranties of such party set forth in this Agreement and the representations and warranties of such party set forth in the instruments and other documents delivered pursuant hereto or in connection herewith prior to or at the Closing, (i) shall survive, and shall not be affected by, the Closing (or the termination of this Agreement pursuant to Section 11), and (ii) shall not be affected by any information furnished to, or any investigation made by, any other party hereto or any of such other party's employees, attorneys, accountants or other representatives. For purposes of this Agreement, each statement or other item of information in any disclosures by the Seller or the Company to the Purchaser shall be deemed to be a representation and warranty of the Company pursuant to this Agreement.

SECTION 13.   INDEMNIFICATION

        13.1 INDEMNIFICATION BY COMPANY. The Company shall hold harmless and indemnify Purchaser and each of Purchaser's past, present and future directors, officers, shareholders, employees, attorneys, agents and other affiliates from and against any damage, cost or loss that is directly or indirectly suffered or incurred at any time by Purchaser or any of such directors, officers, shareholders, employees, attorneys, agents or other affiliates and that arises directly or indirectly out of or by virtue of, or is directly or indirectly connected with, the breach or inaccuracy of any of the representations and warranties of the Company or the failure of the Company to perform any of its covenants or obligations contained in this Agreement (or in any instrument or other document delivered hereunder or in connection herewith).

        13.2 INDEMNIFICATION BY THE SELLER. The Seller shall hold harmless and indemnify Purchaser and each of Purchaser's past, present and future directors, officers, shareholders, employees, attorneys, agents and other affiliates ("Purchaser's Affiliates") from and against any damage, loss or cost that is directly or indirectly suffered or incurred at any time by Purchaser or any of Purchaser's Affiliates and that arises directly or indirectly out of or by virtue of, or is directly or indirectly connected with, the breach or inaccuracy of any of the representations and warranties of the Seller or the failure of the Seller to perform any of his covenants or obligations contained in this Agreement or in any instrument or other document delivered hereunder or in connection herewith.

13.3 RIGHT OF SETOFF. Purchaser and the Company shall have the right to set off the amount of any damages, loss or cost with respect to which the Purchaser may be indemnified by the Seller hereunder against the amount of any obligation of Purchaser or the Company to the Seller or his successors or assigns.

        13.4 INDEMNIFICATION BY PURCHASER. Purchaser shall hold harmless and indemnify the Seller and each of the past, present and future directors, officers, shareholders, employees, attorneys, agents and other affiliates of the Seller from and against any damage, loss, shareholder or derivative suits or claims as a result of this stock purchase agreement or cost that is directly or indirectly suffered or incurred at any time by the Seller or any of such directors, officers, shareholders, employees, attorneys, agents or other affiliates and that arises directly or indirectly out of or by virtue of, or is directly or indirectly connected with, the breach or inaccuracy of any of the representations and warranties of Purchaser or the failure of Purchaser to perform any of its covenants or obligations contained in this Agreement or in any instrument or other document delivered hereunder or in connection herewith.

        13.5 NOTICE AND OPPORTUNITY TO DEFEND. If any legal proceeding is initiated, or any claim or demand is made, against any person with respect to which such person (the "Indemnified Party") may make a claim against any party hereto (the "Indemnifying Party") pursuant to this Section 13, then the Indemnified Party shall give prompt written notice of such legal proceeding, claim or demand to the Indemnifying Party. The Indemnifying Party shall, at its own expense and with its own counsel, defend or settle such legal proceedings, claim or demand; provided, however, that: (i) the Indemnifying Party shall keep the Indemnified Party informed of all material developments and events relating to such legal proceeding, claim or demand; (ii) the Indemnified Party shall have the right to participate, at its own expense, in the defense of such legal proceeding, claim or demand and shall cooperate as reasonably requested by the Indemnifying Party in the defense thereof; and
(iii) the Indemnifying Party shall not settle such legal proceeding, claim or demand without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld.

        13.6 INDEMNIFICATION NOT A WAIVER. A person's right to indemnification pursuant to this Section 13 shall not be deemed to be such person's exclusive remedy in connection with or arising from the breach or inaccuracy of any of the representations and warranties of the Indemnifying Party or the failure of the Indemnifying Party to perform any of its covenants or obligations contained in this Agreement or in any instrument or other document delivered hereunder or in connection herewith. The exercise by any person of his right to demand and receive such indemnification shall not be deemed to prejudice, or to operate as a waiver of, any remedy to which such person may be entitled at law or equity.


SECTION 14.   MISCELLANEOUS

        14.1 FURTHER ASSURANCES. Following the Closing, the Seller shall furnish to Purchaser and the Company such instruments and other documents as Purchaser may reasonably request for the purpose of carrying out or evidencing the transactions contemplated hereby.

        14.2 FEES AND EXPENSES. Purchaser and Company shall pay all fees, costs and expenses that it incurs in connection with the negotiation and preparation of this Agreement and in carrying out the transactions contemplated hereby (including, without limitation, all fees and expenses of its counsel and accountant).

        14.3 DEFAULT. In the event that Purchaser is found to be in default of the Promissory Note described in Sections 1.2 (a), then the Seller has the right to demand that the remaining payments for all stock be made in full within 30 days or that all stock not paid for on a pro-rated basis based on payments actually made be returned to the Seller by the Escrow Agent.

        14.4 NOTICES. Each notice or other communication hereunder shall be in writing and shall be deemed to have been duly given on the earlier of (i) the date on which such notice or other communication is actually received by the intended recipient thereof, or (ii) the date five (5) days after the date such notice or other communication is mailed by registered or certified mail (postage prepaid) to the intended recipient at the following address (or at such other address as the intended recipient shall have specified in a written notice given to the other parties hereto);

         IF TO THE SELLER:

         Nora Kenner Hoffberg
         23308 Bingham Court
         Valencia, CA 91354

         IF TO THE COMPANY:

         California Interactive Computing, Inc.
         25572 Avenue Stanford
         Valencia, California 91355
         Attention:  Jerry C. Buckley, President

         IF TO PURCHASER:

         Incomnet, Inc.
         21031 Ventura Boulevard, Suite 1100
         Woodland Hills, California 91364
         Attention:  Melvyn Reznick, President

        14.5 PUBLICITY. No press release, notice to any third party or other publicity concerning the transactions contemplated by this Agreement shall be issued, given or otherwise disseminated without the prior approval of each of the parties hereto; provided, however, that such approval shall not be unreasonably withheld.

        14.6 TABLE OF CONTENTS AND HEADINGS. The table of contents of this Agreement and the underlined headings contained herein are for convenience only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the interpretation hereof.

        14.7 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

        14.8 GOVERNING LAW. This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of California. The venue for any legal action under this Agreement shall be in the appropriate forum in the County of Los Angeles, State of California.

        14.9 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective heirs, successors and assigns, if any, and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns, if any.

        14.10 SEVERABILITY. In the event that any provision of this Agreement, or the application of such provision to any person or set of circumstances, shall be determined to be invalid, unlawful or unenforceable to any extent at any time after the Closing Date, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful or unenforceable, shall not be affected and shall continue to be enforceable to the fullest extent permitted by law.

        14.11 WAIVER. No failure or delay on the part of any party hereto in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.

        14.12 ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties hereto and supersedes all prior agreements and understandings among the parties relating to the subject matter hereof.

        14.13 PARTIES IN INTEREST. Except for the provisions of Section 14, none of the provisions of this Agreement or of any other document relating hereto is intended to provide any rights or remedies to any person (including, without limitation, any employees or creditors of the Company) other than the parties hereto and their respective heirs, successors and assigns, if any.

        14.14 VARIATIONS OF PRONOUNS. Whenever required by the context hereof, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

        14.15 "PERSON". The term "person" as used herein shall include any individual, corporation, general partnership, limited partnership, joint venture, association, trust, organization, business entity, government (or political subdivision thereof) or governmental agency.

        14.16 APPLICABILITY OF CERTAIN TERMS TO NON-CORPORATE ENTITIES. When used herein with respect to any non-corporate entity: the terms "shares," "stock" and "capital stock" shall be deemed to refer to equity interests of any nature in such entity; the term "shareholder" shall be deemed to refer to any holder of any equity interest in such entity; and the terms "director" and

"officer" shall be deemed to refer to any person who is involved in the management of such entity or who performs functions for such entity that are similar to the functions performed by officers or directors of a corporation.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

      SELLER:  /s/ Nora Kenner Hoffberg
               ------------------------
               Nora Kenner Hoffberg


      PURCHASER:   INCOMNET, INC.


                    By: /s/ Melvyn Reznick
                        ------------------
                        Melvyn Reznick, President

                    Attested By: /s/ Stephen A. Caswell
                                 ----------------------
                                 Stephen A. Caswell, Secretary